UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
Amendment No. 1
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2018
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State Street Corporation
(Exact name of registrant as specified in its charter)
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Massachusetts	001-07511	04-2456637
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Lincoln Street Boston, Massachusetts	02111
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (617) 786-3000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.    Regulation FD.
This Amendment No. 1 to the Current Report on Form 8-K furnished by State Street Corporation on July 20, 2018 (Form 8-K/A) is being furnished for the purpose of revising certain historical financial information for Charles River Systems, Inc. (Charles River Development) included in the slide presentation made available by State Street Corporation on July 20, 2018 providing highlights of State Street’s proposed acquisition of Charles River Development (July 20 presentation).
Slide 4 of the July 20 presentation is being updated to: (1) change the heading of the table of Charles River Development’s historical financial information from “operating income” to “adjusted operating income”; (2) present the 2013 adjusted operating income in that table, originally set forth for 2013 as $99 million, as the correct historical adjusted operating income for 2013 of $109 million; and (3) present, as a result of these changes, the correct 2013-2017 adjusted operating income CAGR in that table to reflect an 8% CAGR. Furnished herewith as Exhibit 99.1 is a revised slide 4 of the July 20 presentation, along with an updated slide 14 which includes a revised footnote describing the adjusted operating income data on slide 4.
The complete slide presentation, including the above revisions, is available on State Street’s website, at http://investors.statestreet.com/ under “Investor Relations-Investor News & Events” and under the title “Events and Presentations-2Q 2018 Earnings Conference Call.” References in this Form 8-K/A to State Street’s website are inactive textural references only. Information on that website is not part of this Form 8-K/A.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
99.1
Revised slides 4 and 14 to State Street's July 20, 2018 slide presentation providing highlights of State Street's proposed acquisition of Charles River Development (this Exhibit 99.1 is furnished not filed)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

		By:	/s/ IAN W. APPLEYARD
		Name:	Ian W. Appleyard
		Title:	Executive Vice President, Global Controller and Chief Accounting Officer
Date:	July 23, 2018